Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :            03-13903 (BRL)
                                          :
                        Debtors.          :
                                          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x

                           OPERATING STATEMENTS FOR
                THE PERIOD OCTOBER 1, 2003 TO OCTOBER 31, 2003


DEBTOR'S ADDRESS:                   PERIOD DISBURSEMENTS:
----------------                    --------------------
Cross Media Marketing Corporation   Cross Media Marketing Corporation:
275 Madison Avenue, 6th Floor       $1,578,214
New York, New York 10016
                                    Media Outsourcing, Inc.: $534,816
DEBTOR'S ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York 10022

            We the undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

                                    By:   Cross Media Marketing Corporation
                                          In its capacity as Chief
                                          Restructuring Officer

Date: December 15, 2003

                                    By: /s/ Peter A. Furman
                                          -----------------------------------
                                          Peter A. Furman, CRO/CEO.

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)


                          Notes to Operating Statements


Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), including its wholly owned subsidiary Media Outsourcing, Inc.("MOS"), collectively (the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under the Bankruptcy Code, certain claims against the Debtors in existence prior to the Commencement Date are stayed while the Debtors continue business operations as Debtors-in-Possession. These claims are reflected in the balance sheet as Pre-Petition Liabilities.

On June 16 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Company's historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The debtor classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consists of employee compensation and benefits for Corporate employees located in New York, facility related items such as rent for the corporate office located in NY and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consists of employee compensation and benefits, facility related items and direct costs relating to the magazine operations.

Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of the chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date, are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-In-Possession
                             As of October 31, 2003
                                       and
                             September 30, 2003 (a)

                                                 October 31,     September 30,
Assets                                              2003             2003
Current Assets:                                 -------------   --------------
  Cash and cash equivalents                     $   5,146,432   $   5,036,993
  Consumer accounts receivable                     21,399,089      23,403,308(b)
  Other receivables                                 3,903,267       4,190,756
  Other current assets                                228,082         193,518
                                                -------------   --------------
   Total current assets                            30,676,870      32,824,575
Non-Current Assets
  Fixed Assets - Net                                4,587,067       6,346,863
  Goodwill - Net                                   17,348,545      17,348,545
  Other assets                                        501,298         501,239
                                                -------------   --------------
   Total Non-current Assets                        22,436,910      24,196,647
                                                -------------   --------------
     TOTAL ASSETS                               $  53,113,780   $  57,021,222
                                                =============   ==============

Liabilities and Stockholders' Equity

  Post Petition Liabilities
   Accounts Payable and Accrued Expenses        $   5,783,238   $   5,959,483(c)
                                                -------------   --------------
     Total Post Petition Liabilities                5,783,238       5,959,483

Pre Petition Liabilities
  Secured Debt                                     28,884,448      30,097,521
  Capital Lease Obligations                           841,571       2,384,737
  Notes Payable/Preferred Stock                     5,050,000       5,050,000
  Unsecured Claims                                 21,431,968      21,107,033
                                                -------------   --------------
   Total Pre Petition Liabilities                  56,207,987      58,639,291
                                                -------------   --------------

  Total Liabilities                                61,991,225      64,598,774

  Shareholders' Equity
  Common Stock                                         15,206          15,206
  Additional Paid in Capital                      129,073,273     129,073,273
  Treasury Stock                                     (424,173)       (424,173)
  Notes Receivable                                   (697,500)       (697,500)
  Retained Earnings                              (136,844,251)   (135,544,358)
                                                -------------   --------------
   Total Stockholders' Equity                      (8,877,445)     (7,577,552)
                                                -------------   --------------
     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY   $  53,113,780   $  57,021,222
                                                =============   ==============

Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of September 30, 2003 and October 31, 2003. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

As of October 31, 2003 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c )The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of October 31, 2003 and September 30, 2003, there has been no final determination as to the classification of the majority of these liabilities as pre or post petition.

(d) On September 16, 2003, an entry of an order pursuant to sections 363, 365 and 554 of title 11 of the United States Code (the "Bankruptcy Code") permitted the surrender of certain property of the Debtors' estate and authorized the Debtors to reject certain executory contracts and unexpired leases. As of October 31, 2003, the debtors have reflected in the balance sheet the rejection of certain executory contracts and unexpired leases.


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                       Case Numbers: 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                For the period October 1, 2003 - October 31, 2003

                                                 MOS                 XMM               Total
                                              -----------         -----------        -----------
Cash flow from operations
Cash Receipts from Operations:
Consumer Receipts                             $ 1,852,319         $      --          $ 1,852,319
Non Consumer Receipts                             370,151                --              370,151
                                                2,222,470                --            2,222,470
                                              -----------         -----------        -----------

Operating Cash Disbursements:
Employee Compensation/Benefits                    351,586               9,568            361,154
Direct Costs                                       79,402                --               79,402
Facilities                                         97,120               3,956            101,076
Other                                               5,521               1,500              7,021
                                              -----------         -----------        -----------
Total Operating Disbursements                     533,629              15,024            548,653

Operating Cash Flow                             1,688,841             (15,024)         1,673,817

Non-Operating Cash Disbursements:
Professional Fees & Other                           1,187             350,117            351,304
                                              -----------         -----------        -----------
Net Cash Flow                                 $ 1,687,654         $  (365,141)       $ 1,322,513
                                              ===========         ===========        ===========

Distribution:
Payment to Secured Creditor                   $      --           $ 1,213,073        $ 1,213,073
                                              ===========         ===========        ===========


                                           Cross Media Marketing Corporation
                                                (Debtors-in-Possession)
                                              Account Balances (Per Book)
                                                         As of
                                                  September 30, 2003
                                                          And
                                                    October 31,2003
                                          Case Numbers: 03-13901 and 03-13903


                     Branch     Account                                                                   Balance at    Balance at
   Institution      Location     Number                          Account Name (Type)                      10/31/03(a)   9/30/03 (a)
  -------------    ----------  ---------                        --------------------                     ------------  ------------

Fleet              New York    9429278356  Cross Media - (Disbursement Funding Account) - Debtor in         $529,038     $ 566,797
                                           Possession
Fleet              New York      80221654  Cross Media Marketing - (Controlled Disbursement Account) -     (214,687)     (268,400)
                                           Debtor in Possession
Fleet              New York      80227175  Cross Media Marketing SVC Co - (Payroll Funding Account) -       (16,424)      (15,312)
                                           Debtor in Possession
Fleet              New York    9429159138  Cross Media Marketing Corp - (Corporate Operating Account) -    4,860,911     4,768,066
                                           Debtor in Possession
Fleet              New York    9429164607  Cross Media Marketing Corp - (NY Disbursement Account) -         (19,244)      (19,244)
                                           Debtor in Possession
Fleet              New York    9429159314  Media Outsourcing Lock Box Collections - (Club Business                 -         (574)
                                           refunds) - Debtor in Possession
SouthTrust Bank    Atlanta       90001703  Media Outsourcing Inc. (Controlled Disbursement Account)                -             -
SouthTrust Bank    Atlanta       81387740  Media Outsourcing Inc. (Operating Account)                          6,838         5,660
                                                                                                          ----------    ----------
                   Total Accounts                                                                         $5,146,432    $5,036,993
                                                                                                          ==========    ==========

(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.


                                                Cross Media Marketing
                                               (Debtors-in-Possession)
                                             Account Balances (Per Bank)
                                                        As of
                                                 September 30, 2003
                                                         And
                                                  October 31, 2003
                                         Case Numbers: 03-13901 and 03-13903


                     Branch     Account                                                                   Balance at    Balance at
   Institution      Location     Number                          Account Name (Type)                      10/31/03(a)   9/30/03 (a)
  -------------    ----------  ---------                        --------------------                     ------------  ------------

Fleet              New York    9429278356  Cross Media - (Disbursement Funding Account) - Debtor in         $529,038     $ 566,797
                                           Possession
Fleet              New York      80221654  Cross Media Marketing - (Controlled Disbursement Account) -             -             -
                                           Debtor in Possession
Fleet              New York      80227175  Cross Media Marketing SVC Co - (Payroll Funding Account) -              -             -
                                           Debtor in Possession
Fleet              New York    9429159138  Cross Media Marketing Corp - (Corporate Operating Account) -    4,786,689     4,646,871
                                           Debtor in Possession
Fleet              New York    9429164607  Cross Media Marketing Corp - (NY Disbursement Account) -                -             -
                                           Debtor in Possession
Fleet              New York    9429159314  Media Outsourcing Lock Box Collections - (Club Business                 -         (574)
                                           refunds) - Debtor in Possession
SouthTrust Bank    Atlanta       90001703  Media Outsourcing Inc. (Controlled Disbursement Account)                -            54
SouthTrust Bank    Atlanta       81387740  Media Outsourcing Inc. (Operating Account)                         52,464        58,569
                                                                                                          ----------   -----------
                   Total Accounts                                                                         $5,368,191   $ 5,271,717

(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.


                                             Cross Media Marketing Corporation
                                                   (Debtors-in-Possession)
                                            Case Numbers: 03-13901 and 03-13903
                                         Statement of Cash Receipts and Disbursements
                                       For the period October 1, 2003 - October 31, 2003

                               --------------------------------------------------------------------------------------------------
                                                          FLEET NATIONAL BANK                               SOUTHTRUST
                               ------------ ----------  ----------  -----------  ----------  -------------  ---------- ----------
                                                                                                            90001703 &
                               9429278356    80221654    80227175   9429159138   9429164607  9429159314(a)  813887740    TOTAL
                               ------------ ----------  ----------  -----------  ----------  -------------  ---------  ----------
CASH 10/01/03 (book)            $566,797    $(268,400)  $ (15,312)  $ 4,768,066  $ (19,244)    $ (574)       $ 5,660   $5,036,993

--------------------------
        RECEIPTS
--------------------------

Consumer Receipts                                                     1,852,495                  (176)                  1,852,319
Non Consumer Receipts                                                   366,093                                4,058      370,151
                               ------------ ----------  ----------  -----------  ----------  -------------  ---------  ----------

        RECEIPTS                       -            -           -     2,218,588          -       (176)         4,058    2,222,470
--------------------------     ------------ ----------  ----------  -----------  ----------  -------------  ---------  ----------


--------------------------     ------------ ----------  ----------  -----------  ----------  -------------  ---------  ----------
DISBURSEMENTS                   (310,649)    (548,701)     (2,085)   (1,218,347)                             (33,249)  (2,113,031)
--------------------------     ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------

--------------------------     ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------
  IBT Funding In/(Out)           272,890      602,414         973      (907,396)         -        750         30,369           -
--------------------------     ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------

--------------------------     ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------
     NET CASH CHANGE             (37,759)      53,713      (1,112)       92,845          -        574          1,178      109,439
--------------------------     ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------

                               ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------
CASH 10/31/03 (book)            $529,038   $ (214,687)  $ (16,424)  $ 4,860,911   $ (19,244)      $ -        $ 6,838   $5,146,432
                               ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------

In-Transit Deposits                                                     (74,222)                                          (74,222)
Outstanding Disbursements                     214,687      16,424                    19,244                   45,626      295,981
Adjusted CASH 10/31/03           529,038            -           -    $4,786,689           -         -         52,464    5,368,191

                               ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------
Bank Balance 10/31/03           $529,038           $-          $-   $ 4,786,689         $ -       $ -       $ 52,464   $5,368,191
                               ------------- ---------  ----------  -----------  ----------  -------------  ---------  ----------

(a) Overdraft per Bank resulted from returned items processed by the bank through an incorrect account number. As of the filing of these reports this account has been brought to a balance of $0.00 and the account has been closed.